Exhibit 32


                  CERTIFICATION PURSUANT TO
                        18 U.S.C. 1350,
                    AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of American Sports
Development Group, Inc. on form 10-Q for the period ended
September 30, 2003 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, William B.
Kearney, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 14, 2003                      /s/ William B. Kearney
                             -----------------------------------------
                                        William B. Kearney

                                      Consultant performing
                                      certain services for the
                                      company commonly performed
                                      by a Chief Financial
                                      Officer